CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2006

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

The following unaudited pro forma condensed consolidated financial information is provided to update certain unaudited pro forma condensed consolidated financial information that was included in filing made by Level 3 Communications, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. Unless otherwise indicated, all references to the “Company”, “we”, “us”, “our” or “Level 3” refer to Level 3 Communications, Inc. and its subsidiaries.

The following unaudited pro forma condensed consolidated financial information gives effect, as described below, to:

•	the acquisition of WilTel Communications Group, LLC (“WilTel”) on December 23, 2005;

•	the issuance by the Company’s wholly owned subsidiary Level 3 Financing, Inc. of $150 million of Floating Rate Senior Notes due 2011 and $250 million of 12.25% Senior Notes due 2013 on March 14, 2006;

•	the issuance by Level 3 Financing, Inc. of $300 million of 12.25% Senior Notes due 2013 on April 6, 2006; and

•	the underwritten public offering of 125,000,000 shares of the Company’s common stock and concurrent offering of the Company’s 3.5% convertible senior notes in the aggregate principal amount of $300 million, and assumes, in each case, no exercise by the underwriters of their overallotment options (together, the “Offerings”).

The following unaudited pro forma condensed consolidated financial information does not give effect to (i) the Company’s acquisition of ICG Communications, Inc. (“ICG Communications”), (ii) the Company’s pending acquisitions of TelCove, Inc. (“TelCove”) and Looking Glass Networks Holdings Co., Inc. (“Looking Glass”), (iii) the intended uses of the net proceeds of the Offerings or (iv) the proposed amendment and restatement of the Level Financing, Inc. secured credit facility.

The following unaudited pro forma condensed consolidated data supplements the pro forma financial information that was included in our Current Report on Form 8-K/A, which was filed with the SEC on March 3, 2006 and should be read in conjunction therewith.

The following unaudited pro forma condensed consolidated statement of operations data for the year ended December 31, 2005 gives effect to the acquisition of WilTel and each of the note issuances referred to above as though each such transaction occurred on January 1, 2005.

The following unaudited pro forma condensed consolidated statement of operations data for the three months ended March 31, 2006 gives effect to each of the note issuances referred to above as though each such transaction occurred on January 1, 2005.

The following unaudited pro forma condensed consolidated balance sheet information as of March 31, 2006 presents the effects of the issuance of $300 million of 12.25% Senior Notes due 2013 on April 6, 2006 and the Offerings as though the issuance and the Offerings occurred on March 31, 2006.

The pro forma earnings per share amounts in the pro forma information have not been adjusted for the Company’s common stock offering because, as the Company has not made a final decision regarding the ultimate uses of the net proceeds of such offering, such net proceeds are not reflected in pro forma adjustments in the income statements.

The unaudited pro forma condensed consolidated financial information is not necessarily and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the dates indicated or that may be achieved in the future.

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2005

(dollars in millions, except per share data)

	Historical Level 3(a)	Historical WilTel(b)	Intercompany Adjustments(c)	WilTel Adjustments		Debt Offerings		Pro Forma Level 3
Revenue	$3,613	$1,959	$(5)	$(243	)(d)			$5,324
Cost of revenue	2,233	1,204	(5)					3,432
Depreciation and amortization	657	159		(159 107	)(e) (f)			764
Selling, general and administrative	912	278		(17 4	)(g) (h)			1,177
Restructuring and impairment charges	23	42		(42	)(i)			23

Total costs and expenses	3,825	1,683	(5)	(107)		—		5,396

Operating income (loss)	(212)	276	—	(136)		—		(72)
Other income (expense):
Interest income	35	9		(7	)(j)			37
Interest expense	(530)	(34)		34	(k)	(51 (37 (12	)(l) )(m) )(n)	(630)
Other net	28	1						29

Total other income (expense)	(467)	(24)		27		(100)		(564)

Income (loss) from continuing operations before income tax	(679)	252	—	(109)		(100)		(636)
Income tax expense	(8)							(8)

Net income (loss) from continuing operations	$(687)	$252	$—	$(109)		$(100)		$(644)

Weighted average shares outstanding (in 000’s)	699,589			112,133				811,722
EPS: Net loss from continuing operations	$(0.98)							$(0.79)

Adjustments:

(a)	Represents the historical 2005 statement of operations of us and our consolidated subsidiaries.
(b)	Represents 2005 results of operations of WilTel Communications Group, LLC and consolidated subsidiaries through the acquisition date of December 23, 2005. Certain reclassifications have been made relative to WilTel’s historical financial statements in order to present them on a basis consistent with us.
(c)	Eliminates the historical intercompany transactions between Level 3 and WilTel.
(d)	Removes income attributable to the June 2005 Termination, Mutual Release and Settlement Agreement among Leucadia, WilTel and SBC. This income was retained by Leucadia in the transaction.
(e)	This entry removes the historical depreciation and amortization expense attributable to WilTel.
(f)	This entry records depreciation and amortization expense for tangible and intangible assets obtained in the transaction based on a preliminary purchase price allocation.
(g)	This entry removes the historical selling, general and administrative expenses attributable to the assets and liabilities not included in the transaction.

(footnotes continued on following page)

(h)	Records rent expense attributable to the leased Tulsa corporate facility. We are leasing space in the Tulsa corporate facility from Leucadia subsequent to the closing of the transaction.
(i)	Removes impairment charge attributable to the Tulsa corporate facility. This facility was retained by Leucadia in the transaction.
(j)	Removes interest income attributable to the cash, cash equivalents and marketable securities retained by Leucadia.
(k)	Removes interest expense on the historical debt not assumed in the WilTel transaction.
(l)	Records interest expense attributable to the $150 million of Floating Rate Senior Notes due 2011 (based on an assumed interest rate of 11.42%) and $250 million of 12.25% Senior Notes due 2013 issued on March 14, 2006.
(m)	Records interest expense attributable to the $300 million of 12.25% Senior Notes due 2013 issued on April 6, 2006.
(n)	Records interest expense attributable to the $300 million of 3.5% Convertible Senior Notes due 2012.

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2006

(dollars in millions, except per share data)

	Historical Level 3(a)	Debt Offerings		Pro Forma Level 3
Revenue	$1,267			$1,267
Cost of revenue	817			817
Depreciation and amortization	190			190
Selling, general and administrative	313			313
Restructuring and impairment charges	5	—		5

Total costs and expenses	1,325	—		1,325

Operating income (loss)	(58)	—		(58)
Other income (expense):
Interest income	9			9
Interest expense	(150)	(11 (9 (3	)(b) )(c) )(d)	(173)
Other, net	31			31

Total other income (expense)	(110)	(23)		(133)

Loss from continuing operations before income tax	(168)	(23)		(191)
Income tax expense	—			—

Net loss from continuing operations	$(168)	$(23)		$(191)

Weighted average shares outstanding (in 000’s)	821,918			821,918
EPS: Net loss from continuing operations	$(0.20)			$(0.23)

Adjustments:

(a)	Represents the historical statements of operations of us and our consolidated subsidiaries.
(b)	Records incremental interest expense in order to reflect one full quarter of interest expense attributable to the offering of $150 million of Floating Rate Senior Notes (based on an assumed interest rate of 11.42%) and $250 million of 12.25% Senior Notes issued on March 14, 2006.
(c)	Records interest expense attributable to the offering of $300 million of 12.25% Senior Notes issued on April 6, 2006.
(d)	Records interest expense attributable to the $300 million of 3.5% Convertible Senior Notes due 2012.

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2006

(dollars in millions)

	Historical Level 3(a)	Adjustments		Pro Forma Level 3
Assets
Current assets:
Cash and cash equivalents	$580	$300 292 542	(b) (c) (d)	$1,714
Marketable securities	412			412
Restricted cash and securities	35			35
Receivables, net	717			717
Other	157	1 1	(b) (c)	159

Total current assets	1,901	1,136		3,037
Property, plant and equipment, net	5,588			5,588
Restricted cash and securities	87			87
Goodwill and other intangibles, net	567			567
Other assets, net	141	5 7	(b) (c)	153

Total assets	$8,284	$1,148		$9,432

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$622	$—		$622
Current portion of long-term debt	1			1
Accrued payroll and employee benefits	67			67
Accrued interest	120			120
Deferred revenue	233			233
Other	145			145

Total current liabilities	1,188	—		1,188
Long-term debt, less current portion	6,357	306 300	(b) (c)	6,963
Deferred revenue	734			734
Other liabilities	551			551
Stockholders’ equity (deficit)
Common stock	8	2	(d)	10
Additional paid-in-capital	7,851	540	(d)	8,391
Accumulated other comprehensive loss	(42)			(42)
Accumulated deficit	(8,363)			(8,363)

Total stockholders’ equity (deficit)	(546)	542		(4)

Total liabilities and stockholders’ equity (deficit)	$8,284	$1,148		$9,432

Balance Sheet Adjustments:

(a)	This column reflects the historical balance sheet of us and our subsidiaries.
(b)	Reflects the offering of $300 million of 12.25% Senior Notes, the resulting net proceeds, and the current and noncurrent portions of the debt issuance costs. The offering premium of $6 million is reflected as an increase in long-term debt.
(c)	Reflects the offering of $300 million of 3.5% Convertible Senior Notes due 2012, the resulting net proceeds and the current and noncurrent portions of the estimated debt issuance costs.
(d)	Reflects the offering of 125,000,000 shares of Level 3 common stock, net of estimated issuance costs.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

June 13, 2006

Date